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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 26, 2000 (December 22, 2000)



                                  TRAFFIX, INC.
             (Exact name of registrant as specified in its charter)






Delaware                               0-27046             22-3322277
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)





One Blue Hill Plaza
Pearl River, New York                                      10965
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code: (845) 620-1212
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                                  TRAFFIX, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               DECEMBER 26, 2000


                                ITEMS IN FORM 8-K



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Facing page

Item 5.        Other Events                                                   3
                                                                            ___
Item 7.        Financial Statements and Exhibits                              3
                                                                            ___
Signatures

Exhibit Index
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ITEM 5. OTHER EVENTS.

       (a) APPOINTMENT OF NEW DIRECTORS. On November 29, 2000, the Company's Board of Directors approved the appointment of Jack Silver and Charles W. Stryker, Ph.D. to the Company's Board of Directors, such appointment to take effect as of January 1, 2001. Mr. Silver, a principal shareholder of the Company is the principal investor and manager of SIAR Capital, LLC, a fund that invests primarily in emerging growth companies. Dr. Stryker is Chairman and CEO of Naviant Marketing Solutions, Inc., a provider of precision marketing solutions to web advertisers, web publishers and consumer marketers.

       (b) RESIGNATION OF JAY GREENWALD. On December 22, 2000, Jay Greenwald, the Company's President and Chief Operating Officer, and the Company entered into a Letter Agreement, pursuant to which Mr. Greenwald resigned as an executive officer and employee of the Company. Mr. Greenwald will remain as a member of the Company's Board of Directors. The Letter Agreement provides that
(i) in recognition of Mr. Greenwald's service to the Company, he shall receive a one time severance payment of $115,384.62; and (ii) Mr. Greenwald shall provide consulting services to the Company through November 30, 2001, for no less than six days per month, pursuant to which he will be paid $10,000 per month, all as to be more specifically set forth in a final written Consulting Agreement to be negotiated between the Company and Mr. Greenwald at a later date.

       Jeffrey L. Schwartz, the Company's Chairman and CEO, assumes Mr. Greenwald's title of President, and Andrew Stollman has been promoted from Executive Vice President to Chief Operating Officer. Mr. Stollman is also Secretary of the Company, which position he will retain.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
------       -----------

10.1* Letter Agreement, dated as of December 22, 2000, by and between the Company and Jay Greenwald.
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--------------
*  Filed herewith.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 26, 2000                   TRAFFIX, INC.





                                           By: /s/ Jeffrey L. Schwartz
                                              --------------------------
                                              Jeffrey L. Schwartz
                                              Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------
10.1*         Letter Agreement, dated as of December 22, 2000, by and between the Company and Jay Greenwald.


----------------
*   Filed herewith.




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